UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 26, 2020

Date of Report (Date of earliest event reported)

Cars.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37869	81-3693660
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

 300 S. Riverside Plaza, Suite 1000

Chicago, Illinois 60606

(Address of principal executive offices)

(312) 601-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CARS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.Regulation FD Disclosure.

On October 26, 2020, Cars.com Inc. (the “Company”) issued a press release announcing the commencement of a proposed offering of $400,000,000 aggregate principal amount of its senior unsecured notes due 2028 (the “Notes”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes and the related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), any state securities laws or the securities laws of any other jurisdiction. The Notes and the related guarantees may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration or pursuant to an exemption from, or in a transaction not subject to, registration. The Notes and the related guarantees will be offered and sold only to persons reasonably believed to be "qualified institutional buyers" in accordance with Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

A copy of certain disclosures being furnished to prospective investors is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Certain of this information has not previously been made publicly available and/or reported by the Company.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, contain “forward-looking statements” within the meaning of federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning the impact of COVID-19 on our industry, our dealer customers and our results of operations, our business strategies, strategic alternatives, plans and objectives, market potential, outlook, trends, future financial performance, planned operational and product improvements, potential strategic transactions, liquidity, including expense reduction and draws from our revolving credit facility, and other matters and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements, strategic actions or prospects may differ materially from those expressed or implied by these forward-looking statements. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “outlook,” “intend,” “strategy,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on our current expectations, beliefs, strategies, estimates, projections and assumptions, based on our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments, current developments regarding the COVID-19 pandemic and other factors we think are appropriate. A detailed discussion of the risks and uncertainties that could cause the Company’s actual results to differ materially from these forward-looking statements is included in the documents that the Company files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake any obligation to revise or update such statements, whether as a result of new information, future events, or otherwise.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Exhibit

99.1	Cars.com Inc. Press Release, dated October 26, 2020

99.2	Disclosures regarding Cars.com Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cars.com Inc.

Date: October 26, 2020	By:	/s/ James F. Rogers
James F. Rogers Chief Legal Officer

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